GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Managed Futures Strategy Fund

(the “Fund”)

Supplement dated October 3, 2014 to the

Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”)

dated April 30, 2014

Effectively immediately, Steve Jeneste no longer serves as a portfolio manager for the Fund and James Park will serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

All references to Mr. Jeneste in the Prospectus and SAI with respect to the Goldman Sachs Managed Futures Strategy Fund are removed.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Managed Futures Strategy Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Fund since 2012; and James Park, Managing Director, has managed the Fund since 2014.

The following replaces the existing row in the table under the Quantitative Investment Strategies (“QIS”) Team in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
James Park, Managing Director	Portfolio Manager— Dynamic Allocation Managed Futures Strategy	Since 2013 2014	Mr. Park joined the Investment Adviser as a member of the Quantitative Investment Strategies (QIS) team in 2004. He is a senior member of the QIS research and portfolio management team.

This Supplement should be retained with your Prospectus and SAI for future reference.

SELSATPMSTK 10-14